SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2001.



                                    CCB Corp.
                                    ---------
             (Exact name of registrant as specified in its charter)

Nevada                         000-31445                             33-0921221
------                         ---------                             ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)


23 Corporate Plaza, Suite 180, Newport Beach, California                  92663
--------------------------------------------------------                  -----
(Address of principal executive offices)                             (Zip Code)


                                  949.720.7320
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On May 14, 2001, the Registrant determined that the firm of Merdinger, Fruchter, Rosen, & Corso, P.C. would be dismissed as the Registrant's principal accountant and would not be engaged to conduct the audit of the Registrant's financial statements for the fiscal year ended December 31, 2001.

              Merdinger, Fruchter, Rosen, & Corso, P.C.'s reports on the financial statements of the Registrant for the period July 6, 2000 (inception) to December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Registrant's financial statements for the period July 6, 2000 (inception) to December 31, 2000, and in subsequent interim period through May 14, 2001, there were no disagreements between the Registrant and Merdinger, Fruchter, Rosen, & Corso, P.C., on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which, if not resolved to the satisfaction of Merdinger, Fruchter, Rosen, & Corso, P.C., would have caused Merdinger, Fruchter, Rosen, & Corso, P.C. to make a reference to the subject matter in their report.

              The decision to change accountants was not approved by the board of directors of the Registrant.

              On May 14, 2001, the Registrant engaged Lesley, Thomas, Schwarz & Postma, Inc. as its principal accountant to audit its financial statements for the year ended December 31, 2001. During the Registrant's most recent fiscal period, the Registrant has not consulted with Lesley, Thomas, Schwarz & Postma, Inc. on the application of the accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 5.       OTHER EVENTS.

              Not applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16 - Letter from Merdinger, Fruchter, Rosen & Corso, P.C. to Registrant dated May 15, 2001 concurring in disclosure.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                           CCB Corp., a Nevada corporation


DATED:  May 17, 2001              By:      /s/ Mark Jacques
                                           -----------------------------------
                                           Mark Jacques, President